Exhibit 1.02

              _______________ Preferred Securities

                   Entergy Louisiana Capital I

 __% Cumulative Quarterly Income Preferred Securities, Series A
                           ("QUIPS"_)
     (Liquidation preference $25.00 per preferred security)
      Guaranteed to the extent Entergy Louisiana Capital I has funds as set forth herein by

                     Entergy Louisiana, Inc.

                     UNDERWRITING AGREEMENT


                                                 _______ __, ____

Goldman, Sachs & Co.
[Representatives]
As Representatives of the several
Underwriters named in Schedule I hereto

c/o Goldman, Sachs & Co.
    85 Broad Street
    New York, New York  10004

Ladies & Gentlemen:

           The undersigned, Entergy Louisiana Capital I (the "Trust"), a statutory business trust created under the Business Trust Act (the "Delaware Act") of the State of Delaware (Title 12, Chapter 38 of the Delaware Code, 12 Del. C Section 3801 et seq.), proposes to issue and sell to the several underwriters named in Schedule I hereto (the "Underwriters," which term, when the context permits shall also include any underwriters substituted as hereinafter in Section 11 provided), for whom you are acting as representatives (in such capacity, you shall hereinafter be referred to as the "Representatives"), an aggregate of ______________ ___% Cumulative Quarterly Income Preferred Securities, Series A (liquidation preference $25.00 per preferred security) of the Trust, representing undivided beneficial interests in the assets of the Trust (the "Preferred Securities"), as follows:
__________________________

_    QUIPS is a service mark of Goldman, Sachs & Co.



           SECTION 1. Purchase and Sale. On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Trust shall issue and sell to each of the Underwriters and each Underwriter shall purchase from the Trust at the time and place herein specified, severally and not jointly, the respective numbers of the Preferred Securities set forth opposite the name of such Underwriter in Schedule I attached hereto at a purchase price of $25.00 per Preferred Security.

           The Company agrees to issue the Company Securities (as defined herein) concurrently with the issue and sale of the Preferred Securities as contemplated herein. The Company hereby guarantees the timely performance by the Trust of its obligations under this Section 1. The Trust agrees to purchase the Debentures (as defined herein) with the proceeds of, together with the proceeds from the sale by the Trust to the Company of the Common Securities (as defined herein), and concurrently with, the issue and sale of the Preferred Securities.

            Because the proceeds of the sale of the Preferred Securities, together with the proceeds from the sale by the Trust to the Company of the Common Securities, will be used to purchase the Debentures, the Company hereby agrees to pay on the Closing Date (as defined herein) to Goldman, Sachs & Co., for the accounts of the several Underwriters, as compensation for their arranging the investment therein of such proceeds, an amount equal to $_____ per Preferred Security (or $________ in the aggregate).


           SECTION 2. Description of Preferred Securities. The Preferred Securities will be guaranteed by Entergy Louisiana, Inc., a Louisiana corporation (the "Company" and, together with the Trust, the "Offerors"), with respect to distributions and payments upon liquidation, redemption and otherwise (the "Guarantee") pursuant to, and to the extent set forth in, the Preferred Securities Guarantee Agreement (the "Guarantee Agreement"), dated as of _____ __, ____, between the Company and _______________, as trustee (the "Guarantee Trustee"). Under an agreement as to expenses and liabilities between the Company and the Trust, pursuant to the Trust Agreement (as defined herein), dated as of ________ __, ____ (the "Expense Agreement"), the Company will irrevocably and unconditionally guarantee to each person or entity to whom the Trust becomes indebted or liable the full payment of any costs, expenses or liabilities of the Trust, subject to certain exceptions therein.

           The proceeds from the sale of the Preferred Securities will be combined with the proceeds from the sale by the Trust to the Company of its common securities representing undivided beneficial interests in the assets of the Trust (the "Common Securities" and, together with the Preferred Securities, the "Trust Securities"), and will be used by the Trust to purchase $___________ aggregate principal amount ___% Junior Subordinated Deferrable Interest Debentures, Series A, Due ______ __, ____ issued by the Company (the "Debentures" and, together with the Guarantee, the "Company Securities"). The Trust Securities will be issued pursuant to the Amended and Restated Trust Agreement of the Trust, dated as of _______ __, ____ (the "Trust Agreement"), among the Company, as depositor, the Administrative Trustees (as defined herein), The Bank of New York, as property trustee (the "Property Trustee"), The Bank of New York (Delaware), as Delaware trustee (the "Delaware Trustee"), and the holders from time to time of undivided beneficial interests in the assets of the Trust. The Debentures will be issued pursuant to an Indenture, dated as of _______ __, ____ (the "Indenture"), between the Company and The Bank of New York, as trustee (the "Corresponding Debenture Trustee"). The Preferred Securities, the Debentures and the Guarantee are referred to herein as the "Securities."


           SECTION  3.   Representations and  Warranties  of  the
Offerors.   Each of the Offerors jointly and severally represents
and warrants to the several Underwriters, and covenants and agrees with the several Underwriters, that:

          (a) The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of Louisiana and has the necessary corporate power and authority to conduct the business that it is described in the Prospectus (as defined herein) as conducting, to own and operate the properties owned and operated by it in such business, to issue the Company Securities, to enter into and perform its obligations under this Underwriting Agreement, the Trust Agreement, the Indenture, the Guarantee Agreement, the Expense Agreement and the Company Securities and to purchase, own, and hold the Common Securities issued by the Trust and to consummate the transactions herein and therein contemplated.

           (b) The Trust has been duly created and is validly existing as a business trust in good standing under the Delaware Act, has the power and authority to own its property and to conduct its business as described in the Prospectus, to issue and sell the Trust Securities, and to enter into and perform its obligations under this Underwriting Agreement and the Trust Securities and to consummate the transactions herein contemplated; the Trust has no subsidiaries and is duly qualified to transact business and in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Trust; the Trust has
conducted   and   will  conduct  no  business  other   than   the
transactions contemplated by this Underwriting Agreement and described in the Prospectus; the Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus, and is not a party to any action, suit or proceeding of any nature; the Trust is not and will not be classified as an association taxable as a corporation for United States federal income tax purposes; the Trust is and will be treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles.

           (c) The Offerors have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-______) for the registration of $150,000,000 aggregate offering price of the Company's and the Trust's securities, including the Securities, under the Securities Act of 1933, as amended (the "Securities Act") (all of which securities remain unsold), and such registration statement has become effective. The Offerors qualify for use of Form S-3 for the registration of the Securities. The prospectus forming a part of the registration statement, at the time such registration statement (or the most recent amendment thereto filed prior to the time of effectiveness of this Underwriting Agreement) became effective, including all documents incorporated by reference therein at that time pursuant to Item 12 of Form S-3, is hereinafter referred to as the "Basic Prospectus". In the event that (i) the Basic Prospectus shall have been amended, revised or supplemented (but excluding any amendments, revisions or supplements to the Basic Prospectus relating solely to securities other than the Securities) prior to the time of effectiveness of the Underwriting Agreement, including without limitation by any preliminary prospectus supplement relating to the Securities, or
(ii) the Company shall have filed documents pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the time the registration statement became effective and prior to the time of effectiveness of this Underwriting Agreement (but excluding documents incorporated therein by reference relating solely to securities other than the Securities), which documents are deemed to be incorporated by reference in the Basic Prospectus pursuant to
Item 12 of Form S-3, the term "Basic Prospectus" as used herein shall also mean such prospectus as so amended, revised or supplemented and reflecting such incorporation by reference. The Registration Statement in the form in which it became effective and as it may have been amended by all amendments thereto as of the time of effectiveness of this Underwriting Agreement (including, for these purposes, as an amendment any document incorporated by reference in the Basic Prospectus), and the Basic Prospectus as it shall be supplemented to reflect the terms of the offering and sale of the Preferred Securities and the Debentures by a prospectus supplement (a "Prospectus Supplement") to be filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b) under the Securities Act ("Rule 424(b)"), are hereinafter referred to as the "Registration Statement" and the "Prospectus," respectively.

           (d) (i) After the time of effectiveness of this Underwriting Agreement and during the time specified in Section 6(d), the Offerors will not file any amendment to the Registration Statement or supplement to the Prospectus (except any amendment or supplement relating solely to securities other than the Securities), and (ii) between the time of effectiveness of this Underwriting Agreement and the Closing Date, the Company will not file any document that is to be incorporated by reference in, or any supplement to, the Basic Prospectus, in either case, without prior notice to the Underwriters and to Winthrop, Stimson, Putnam & Roberts ("Counsel for the Underwriters"), or any such amendment or supplement to which said Counsel shall reasonably object on legal grounds in writing. For purposes of this Underwriting Agreement, any document that is filed with the Commission after the time of effectiveness of this Underwriting Agreement and is incorporated by reference in the Prospectus (except documents incorporated by reference relating solely to securities other than the Securities) pursuant to Item 12 of Form S-3 shall be deemed a supplement to the Prospectus.

           (e) The Registration Statement, in the form in which it became effective, and the Indenture, the Trust Agreement and the Guarantee Agreement, at such time, fully complied, and the Prospectus, when delivered to the Underwriters for their use in making confirmations of sales of the Preferred Securities and at the Closing Date, as it may then be amended or supplemented, will fully comply, in all material respects with the applicable provisions of the Securities Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder or pursuant to said rules and regulations did or will be deemed to comply therewith. The documents incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, on the date first filed with the Commission pursuant to the Exchange Act, fully complied or will fully comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations of the Commission thereunder or pursuant to said rules and regulations did or will be deemed to comply therewith. On the later of (i) the date the Registration Statement was declared effective by the Commission under the Securities Act and (ii) the date that the Company's most recent Annual Report on Form 10-K was filed with the Commission under the Exchange Act (the date described in either clause (i) or (ii) is hereinafter referred to as the "Effective Date"), the Registration Statement did not, and on the date that any post-effective amendment to the Registration Statement became or becomes effective (but excluding any post-effective amendment relating solely to securities other than the Securities), the Registration Statement, as amended by any such post-effective amendment, did not or will not, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Prospectus is delivered to the Underwriters for their use in making confirmations of sales of the Preferred Securities and at the Closing Date, the Prospectus, as it may then be amended or supplemented, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading and, on said dates and at such times, the documents then incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, when read together with the Prospectus, or the Prospectus, as it may then be amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The foregoing representations and warranties in this paragraph (e) shall not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Offerors by the Underwriters or on behalf of any Underwriter specifically for use in connection with the preparation of the Registration Statement or the Prospectus, as they may be then amended or supplemented, or to any statements in or omissions from the statements of eligibility on Form T-1 of the Property Trustee, the Delaware Trustee, the Guarantee Trustee and the Corresponding Debenture Trustee, respectively, as they may be amended, filed as exhibits to the Registration Statement (the "Form T-1s").

          (f) The Common Securities have been duly authorized by the Trust and, when issued and delivered by the Trust to the Company against payment therefor as described in the Registration Statement and Prospectus, will be validly issued undivided beneficial interests in the assets of the Trust, and will be entitled to the benefits of the Trust Agreement; the issuance of the Common Securities is not subject to preemptive or other similar rights; at the Closing Date, all of the issued and outstanding Common Securities of the Trust will be, directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; the Common Securities will conform to the description thereof contained in the Prospectus.

           (g) This Agreement has been duly authorized, executed and delivered by each of the Trust and the Company.

           (h) The Trust Agreement has been duly qualified under the Trust Indenture Act, has been duly authorized by the Company and, at the Closing Date, will have been duly executed and delivered by the Company and each of the Administrative Trustees, and assuming due authorization, execution and delivery of the Trust Agreement by the Property Trustee and the Delaware Trustee, will constitute a valid and binding obligation of the Company and the Administrative Trustees, enforceable against the Company and the Administrative Trustees in accordance with its terms, except as limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors' rights and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law); the Trust Agreement will conform to the description thereof in the Prospectus.

           (i) The Guarantee Agreement has been duly qualified under the Trust Indenture Act, and the Guarantee Agreement has been duly authorized by the Company and, at the Closing Date, will have been duly executed and delivered by the Company, and assuming due authorization, execution and delivery of the Guarantee Agreement by the Guarantee Trustee, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors' rights and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law); the Guarantee and the Guarantee Agreement will conform to the descriptions thereof contained in the Prospectus.

          (j) The Preferred Securities have been duly authorized by the Trust and, when issued and delivered against payment therefor in accordance with the provisions of this Agreement and the Trust Agreement, will be validly issued and (subject to the terms of the Trust Agreement) fully paid and non-assessable undivided beneficial interests in the assets of the Trust, and will be entitled to the benefits of the Trust Agreement; the issuance of the Preferred Securities is not subject to preemptive or other similar rights; holders of Preferred Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; the Preferred Securities will conform to the description thereof contained in the Prospectus.

           (k) The Indenture has been duly qualified under the Trust Indenture Act, has been duly authorized by the Company and, at the Closing Date, will have been duly executed and delivered by the Company, and assuming due authorization, execution and delivery of the Indenture by the Corresponding Debenture Trustee, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors' rights and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law); the Indenture will conform to the description thereof contained in the Prospectus.

           (l) The Debentures have been duly authorized and, on the Closing Date, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in the Prospectus, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors' rights and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law), and will be entitled to the benefits of the Indenture; the Debentures will conform to the description thereof contained in the Prospectus.

           (m) The Expense Agreement has been duly authorized by the Company and, at the Closing Date, will have been duly executed and delivered by the Company, and will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors' rights and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law); the Expense Agreement will conform to the description thereof contained in the Prospectus.

           (n)   ___________, ______________ and ___________,  as
administrative trustees (the "Administrative Trustees") of the Trust, are employees of the Company and have been duly authorized by the Company to execute and deliver the Trust Agreement.

           (o) The Trust is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

           (p) The Trust is not in violation of its Certificate of Trust filed with the State of Delaware on April __, 1996; the execution, delivery and performance by the Company and the Trust of their respective obligations under this Underwriting Agreement, the Trust Agreement, the Trust Securities, the
Indenture, the Guarantee Agreement, the Company Securities and the Expense Agreement will not result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or the Trust is now a party.

           (q) Except as set forth or contemplated in the Prospectus, as it may then be amended or supplemented, the Company possesses adequate franchises, licenses, permits, and other rights to conduct its respective business and operations as now conducted, without any known conflicts with the rights of others that could have an adverse effect on the Company.


           SECTION 4. Offering. The Offerors are advised by the Representatives that the Underwriters propose to make a public offering of their respective portions of the Preferred Securities as soon after the effectiveness of this Underwriting Agreement as in their judgment the Underwriters deem advisable. The Offerors are further advised by the Representatives that the Preferred Securities will be offered to the public at the initial public offering price specified in the Prospectus Supplement.


           SECTION 5. Time and Place of Closing; Delivery to Underwriters. Delivery of certificates for the Preferred Securities and payment of the purchase price therefor by wire transfer of immediately available funds shall be made at the offices of Reid & Priest LLP, 40 West 57th Street, New York, New York, at 10:00 A.M., New York time, on ________ __, ____, or at such other time on the same or such other day as shall be agreed upon by the Offerors and the Representatives, or as may be established in accordance with Section 11 hereof. The hour and date of such delivery and payment are herein called the "Closing Date."

           Certificates for the Preferred Securities shall be in definitive form and registered in such names and in such denominations as the Underwriters shall request not later than two full business days prior to the Closing Date. The certificates evidencing the Preferred Securities shall be delivered to the Representatives through the facilities of The Depository Trust Company in New York, New York ("DTC") for the account of the Representatives with any transfer taxes payable in connection with the transfer of the Preferred Securities duly paid, against payment of the purchase price therefor.

           On the Closing Date, the Company will pay, or cause to be paid, the commission payable at such time to the Underwriters pursuant to Section 1 hereof by wire transfer in immediately available funds to Goldman, Sachs & Co., for the accounts of the several Underwriters.


           SECTION  6.  Covenants of the Offerors.  Each  of  the
Offerors jointly and severally covenants and agrees with the several Underwriters that:

           (a) Not later than the Closing Date, the Company will deliver to the Representatives a copy of the Registration Statement relating to the Securities as originally filed with the Commission, and of all amendments or supplements thereto relating to the Securities, or a conformed copy thereof, certified by an officer of the Company to be in the form filed.

           (b) The Company will deliver to the Underwriters as many copies of the Prospectus (and any amendments or supplements thereto) as the Underwriters may reasonably request.

           (c) The Company will cause the Prospectus to be filed with, or transmitted for filing to, the Commission pursuant to and in compliance with Rule 424(b) and will advise the Representatives promptly of the issuance of any stop order under the Securities Act with respect to the Registration Statement or the institution of any proceedings therefor of which either of the Offerors shall have received notice. Each of the Offerors will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof if issued.

          (d) During such period of time as the Underwriters are required by law to deliver a prospectus after this Underwriting Agreement has become effective, if any event relating to or affecting the Company or the Trust, or of which the Company or the Trust shall be advised by the Representatives in writing, shall occur which in the opinion of the Company should be set forth in a supplement or amendment to the Prospectus in order to make the Prospectus not misleading in the light of the circumstances when it is delivered to a purchaser of the Preferred Securities, the Company will amend or supplement the Prospectus by either (i) preparing and filing with the Commission and furnishing to the Underwriters a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Prospectus, or (ii) making an appropriate filing pursuant to
Section 13, 14 or 15(d) of the Exchange Act which will supplement or amend the Prospectus, so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading. Unless such event relates solely to the activities of the Underwriters (in which case the Underwriters shall assume the expense of preparing any such amendment or supplement), the expenses of complying with this Section 6(d) shall be borne by the Company until the expiration of nine months from the time of effectiveness of this Underwriting Agreement, and such expenses shall be borne by the Underwriters thereafter.

           (e) The Company will, on behalf of the Trust, make generally available to the Trust's security holders, as soon as practicable, an earning statement (which need not be audited) covering a period of at least twelve months beginning after the "effective date of the registration statement" within the meaning of Rule 158 under the Securities Act, which earning statement shall be in such form, and be made generally available to security holders in such a manner, as to meet the requirements of the last paragraph of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

           (f) At any time within six months of the date hereof, the Offerors will furnish such proper information as may be lawfully required, and will otherwise cooperate in qualifying the Preferred Securities and the Debentures for offer and sale, under the blue sky laws of such jurisdictions as the Representatives may reasonably designate, provided that the Offerors shall not be required to qualify as a foreign corporation or dealer in securities, to file any consents to service of process under the laws of any jurisdiction, or to meet any other requirements deemed by the Offerors to be unduly burdensome.

           (g) The Company will, except as herein provided, pay all fees, expenses and taxes incident to the performance of each Offeror's obligations under this Agreement including, but not limited to, (i) the preparation and filing of the Registration Statement and any post-effective amendment thereto, (ii) the printing, issuance and delivery of the certificates for the Preferred Securities to the Underwriters, (iii) legal counsel relating to the qualification of the Preferred Securities and the Debentures under the blue sky laws of various jurisdictions, in an amount not to exceed $6,000, (iv) the printing and delivery to the Underwriters of reasonable quantities of copies of the Registration Statement, the preliminary (or any supplemental) blue sky survey, any preliminary prospectus supplement relating to the Preferred Securities and the Prospectus and any amendment or supplement thereto, except as otherwise provided in paragraph
(d) of this Section 6, (v) the rating of the Preferred Securities and the Debentures by one or more nationally recognized statistical rating agencies, (vi) filings or other notices (if any) with or to, as the case may be, the National Association of Securities Dealers, Inc. (the "NASD") in connection with its review of the terms of the offering, and (vii) the listing of the Preferred Securities and, if applicable, the Debentures on the New York Stock Exchange (the "NYSE") and the registration thereof under the Exchange Act in accordance with Sections 6(i) and 6(j) hereof. Except as provided above, the Company shall not be required to pay any expenses of the Underwriters, except that, if this Underwriting Agreement shall be terminated in accordance with the provisions of Section 7, 8 or 12 hereof, the Company will reimburse the Underwriters for (A) the reasonable fees and expenses of Counsel for the Underwriters, whose fees and expenses the Underwriters agree to pay in any other event, and (B) reasonable out-of-pocket expenses, in an aggregate amount not exceeding $15,000, incurred in contemplation of the performance of this Underwriting Agreement. The Company shall not in any event be liable to the Underwriters for damages on account of loss of anticipated profits.

           (h) Each of the Offerors will not offer, sell, contract to sell or otherwise dispose of any Preferred Securities, any other beneficial interests in the assets of the Trust, or any preferred securities or any other securities of the Trust or the Company that are substantially similar to the Preferred Securities, including any guarantee of such securities, or any securities convertible into or exchangeable for or that represent the right to receive securities, preferred securities or any such substantially similar securities of either the Trust or the Company, without the consent of the Representatives until the earlier to occur of (i) thirty (30) days after the Closing Date and (ii) the date of the termination of the trading restrictions on the Preferred Securities, as determined by the Underwriters. The Representatives agree to notify the Offerors of such termination if it occurs prior to the Closing Date.

           (i) The Offerors will use their best efforts to cause the Preferred Securities to be duly authorized for listing on the NYSE, subject to notice of issuance, and to be registered under the Exchange Act; if the Preferred Securities are exchanged for Debentures, the Company will use its best efforts to have the Debentures listed on the exchange or other organization on which the Preferred Securities were then listed, and to have the Debentures registered under the Exchange Act.


       SECTION 7.  Conditions of Underwriters' Obligations.   The
obligations of the Underwriters to purchase and pay for the Preferred Securities shall be subject to the accuracy on the date hereof and on the Closing Date of the representations and warranties made herein on the part of the Offerors and of any certificates furnished by the Offerors on the Closing Date and to the following conditions:

           (a) The Prospectus shall have been filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b) prior to 5:30 P.M., New York time, on the second business day following the date of this Underwriting Agreement, or such other time and date as may be agreed upon by the Offerors and the Representatives.

           (b) No stop order suspending the effectiveness of the Registration Statement shall be in effect at or prior to the Closing Date; no proceedings for such purpose shall be pending before, or, to the knowledge of the Offerors or the Underwriters, threatened by, the Commission on the Closing Date; and the Underwriters shall have received a certificate, dated the Closing Date and signed by the President, a Vice President, the Treasurer or an Assistant Treasurer of the Company and an authorized representative of the Trust, to the effect that no such stop order has been or is in effect and that no proceedings for such purpose are pending before or, to the knowledge of the Company or the Trust, as the case may be, threatened by the Commission.

           (c) At the Closing Date, there shall have been issued and there shall be in full force and effect, to the extent legally required for the issuance and sale of the Securities, an order of the Commission under the Public Utility Holding Company Act of 1935, as amended (the "1935 Act"), authorizing the issuance and sale of the Securities on the terms set forth in, or contemplated by, this Underwriting Agreement, the Indenture, the Trust Agreement, the Guarantee Agreement and the Prospectus.

           (d) At the Closing Date, the Underwriters shall have received from Denise C. Redmann, Esq., Senior Counsel -- Corporate and Securities of Entergy Services, Inc., and Reid & Priest LLP, opinions, dated the Closing Date, substantially in the forms set forth in Exhibits A and B hereto, respectively,
(i) with such changes therein as may be agreed upon by the Offerors and the Representatives with the approval of Counsel for the Underwriters, and (ii) if the Prospectus shall be supplemented after being furnished to the Underwriters for use in offering the Preferred Securities, with changes therein to reflect such supplementation.

           (e) At the Closing Date, the Underwriters shall have received from Richards, Layton & Finger, special Delaware counsel to the Offerors, an opinion, dated the Closing Date, substantially in the form set forth in Exhibit C hereto (i) with such changes therein as may be agreed upon by the Offerors and the Representatives, with the approval of Counsel for the Underwriters, and (ii) if the Prospectus shall be supplemented after being furnished to the Underwriters for use in offering the Preferred Securities, with changes therein to reflect such supplementation.

           (f) At the Closing Date, the Underwriters shall have received from Winthrop, Stimson, Putnam & Roberts, Counsel for the Underwriters, an opinion, dated the Closing Date, substantially in the form set forth in Exhibit D hereto, with such changes therein as may be necessary to reflect any supplementation of the Prospectus prior to the Closing Date.

           (g) At the Closing Date, the Underwriters shall have received from _____________, counsel for the [Property Trustee and the Guarantee Trustee], an opinion, dated the Closing Date, covering such matters as the Underwriters or Counsel for the Underwriters shall reasonably request relating to the Trust Agreement and the Guarantee Agreement.

           (h) On or prior to the effective date of this Underwriting Agreement, the Underwriters shall have received from Coopers & Lybrand L.L.P., the Company's independent certified public accountants (the "Accountants"), a letter dated the date hereof and addressed to the Underwriters to the effect that (i) they are independent certified public accountants with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and financial statement schedules examined by them and included or incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the applicable published rules and regulations thereunder; (iii) on the basis of performing the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information, on the latest unaudited financial statements, if any, included or incorporated by reference in the Prospectus, a reading of the latest available interim unaudited financial statements of the Company, the minutes of the meetings of the Board of Directors of the Company, the Executive Committee thereof, if any, and the stockholder of the Company, since December 31, 199_ to a specified date not more than five days prior to the date of such letter, and inquiries of officers of the Company who have responsibility for financial and accounting matters (it being understood that the foregoing procedures do not constitute an examination made in accordance with generally accepted auditing standards and they would not necessarily reveal matters of significance with respect to the comments made in such letter and, accordingly, that the Accountants make no representations as to the sufficiency of such procedures for the purposes of the Underwriters), nothing has come to their attention which caused them to believe that, to the extent applicable, (A) the unaudited financial statements of the Company (if any) included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related published rules and regulations thereunder; (B) any material modifications should be made to said unaudited financial statements for them to be in conformity with generally accepted accounting principles; and (C) at a specified date not more than five days prior to the date of the letter, there was any change in the capital stock or long-term debt of the Company, or decrease in its net assets, in each case as compared with amounts shown in the most recent balance sheet incorporated by reference in the Prospectus, except in all instances for changes or decreases which the Prospectus discloses have occurred or may occur, for declarations of dividends, for the repayment or redemption of long-term debt, for the amortization of premium or discount on long-term debt, for the redemption or purchase of preferred stock for sinking fund purposes, for any increases in long-term debt in respect of previously issued pollution control, solid waste disposal or industrial development revenue bonds, or for changes or decreases as set forth in such letter, identifying the same and specifying the amount thereof; and (iv) stating that they have compared specific dollar amounts, percentages of revenues and earnings and other financial information pertaining to the Company (x) set forth in the Prospectus and (y) set forth in documents filed by the Company pursuant to Sections 13, 14 or 15(d) of the Exchange Act as specified in Exhibit E hereto, in each case, to the extent that such amounts, numbers, percentages and information may be derived from the general accounting records of the Company, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter, and found them to be in agreement.

           [(i) On or prior to the effective date of this Underwriting Agreement, the Underwriters shall have received from Deloitte & Touche LLP a letter dated the date hereof and addressed to the Underwriters with respect to certain financial information contained in the Prospectus, as mutually agreed to by the Underwriters and the Offerors.]

           (j) At the Closing Date, the Underwriters shall have received a certificate, dated the Closing Date and signed by the President, a Vice President, the Treasurer or an Assistant
Treasurer of the Company, to the effect that (i) the representations and warranties of the Company contained herein are true and correct, (ii) the Company has performed and complied with all agreements and conditions in this Underwriting Agreement to be performed or complied with by the Company at or prior to the Closing Date and (iii) since the most recent date as of which information is given in the Prospectus, as it may then be amended or supplemented, there has not been any material adverse change in the business, property or financial condition of the Company and there has not been any material transaction entered into by the Company, other than transactions in the ordinary course of business, in each case other than as referred to in, or contemplated by, the Prospectus, as it may then be amended or supplemented.

           (k) At the Closing Date, the Underwriters shall have received a certificate, dated the Closing Date and signed by an authorized representative of the Trust, to the effect that (i) the representations and warranties of the Trust contained herein are true and correct, (ii) the Trust has performed and complied with all agreements and conditions in this Underwriting Agreement to be performed or complied with by the Trust at or prior to the Closing Date and (iii) since the most recent date as of which information is given in the Prospectus, as it may then be amended or supplemented, there has not been any material adverse change in the business, property or financial condition of the Trust and there has not been any material transaction entered into by the Trust, other than transactions in the ordinary course of business, in each case other than as referred to in, or contemplated by, the Prospectus, as it may then be amended or supplemented.

           (l) At the Closing Date, the Underwriters shall have received duly executed counterparts of the Trust Agreement, the Guarantee Agreement, the Expense Agreement and the Indenture.

           (m) At the Closing Date, the Underwriters shall have received from the Accountants a letter, dated the Closing Date, confirming, as of a date not more than five days prior to the Closing Date, the statements contained in the letter delivered pursuant to Section 7(h) hereof.

           (n) Between the date hereof and the Closing Date, no event shall have occurred with respect to or otherwise affecting the Company or the Trust that, in the reasonable opinion of the Representatives, materially impairs the investment quality of the Preferred Securities.

           (o) Between the date hereof and the Closing Date neither Moody's Investors Service, Inc. nor Standard & Poor's
Ratings Group shall have lowered its rating of any of the Company's outstanding debt securities in any respect.

          (p) On or prior to the Closing Date, Moody's Investors Service, Inc. and Standard & Poor's Ratings Group shall have publicly assigned to the Preferred Securities ratings of ___ and ___, respectively, which ratings shall be in full force and effect on the Closing Date.

          (q) On or prior to the Closing Date, (i) the Preferred Securities shall have been duly listed, subject to notice of issuance, on the NYSE and (ii) the Company's registration statement on Form 8-A relating to the Preferred Securities shall have become effective under the Exchange Act.

           (r) All legal matters in connection with the issuance and sale of the Preferred Securities shall be satisfactory in form and substance to Counsel for the Underwriters.

           (s) The Offerors will furnish the Underwriters with additional conformed copies of such opinions, certificates, letters and documents as may be reasonably requested.

           If any of the conditions specified in this Section 7 shall not have been fulfilled, this Underwriting Agreement may be terminated by the Underwriters upon notice thereof to the Offerors. Any such termination shall be without liability of any party to any other party, except as otherwise provided in paragraph (g) of Section 6 and in Section 10.


           SECTION 8.  Conditions of Obligations of the Offerors.
The obligations of the Offerors hereunder shall be subject to the following conditions:

           (a) No stop order suspending the effectiveness of the Registration Statement shall be in effect at or prior to the Closing Date, and no proceedings for that purpose shall be pending before, or threatened by, the Commission on the Closing Date.

           (b) There shall have been issued and, at the Closing Date, there shall be in full force and effect an order of the Commission under the 1935 Act authorizing the issuance and sale of the Securities on the terms set forth in, or contemplated by, this Underwriting Agreement, the Indenture, the Trust Agreement, the Guarantee Agreement and the Prospectus.

          In case any of the conditions specified in this Section 8 shall not have been fulfilled, this Underwriting Agreement may be terminated by the Offerors upon notice thereof to the Representatives. Any such termination shall be without liability of any party to any other party, except as otherwise provided in paragraph (g) of Section 6 and in Section 10.


          SECTION 9.  Indemnification.

           (a) The Offerors shall indemnify, defend and hold harmless each Underwriter and each person who controls each Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages or liabilities, joint or several, to which each Underwriter or any or all of them may become subject under the Securities Act or any other statute or common law and shall reimburse each Underwriter and any such controlling person for any legal or other expenses (including to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the
Registration Statement, as amended or supplemented, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or upon any untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus (if used prior to the date the Prospectus is filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b)), or in the Prospectus, as each may be amended or supplemented, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the indemnity agreement contained in this paragraph shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished herein or in writing to the Offerors by any Underwriter specifically for use in connection with the preparation of the Registration Statement, the Basic Prospectus (if used prior to the date the Prospectus is filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b)) or the Prospectus or any amendment or supplement to any thereof or arising out of, or based upon, statements in or omissions from the Form T-1s; and provided further, that the indemnity agreement contained in this subsection shall not inure to the benefit of any Underwriter or to the benefit of any person controlling any Underwriter on account of any such losses, claims, damages, liabilities, expenses or actions arising from the sale of the Preferred Securities to any person in respect of the Basic Prospectus or the Prospectus as supplemented or amended, furnished by any Underwriter to a person to whom any of the Preferred Securities were sold (excluding in both cases, however, any document then incorporated or deemed incorporated by reference therein), insofar as such indemnity relates to any untrue or misleading statement or omission made in the Basic Prospectus or the Prospectus but eliminated or remedied prior to the consummation of such sale in the Prospectus, or any amendment or supplement thereto furnished on a timely basis by the Offerors to the Underwriters pursuant to Section 6(d) hereof, respectively, unless a copy of the Prospectus (in the case of such a statement or omission made in the Basic Prospectus) or such amendment or supplement (in the case of such a statement or omission made in the Prospectus) (excluding, however, any amendment or supplement to the Basic Prospectus relating solely to securities other than the Securities and any document then incorporated or deemed incorporated by reference in the Prospectus or such amendment or supplement) is furnished by such Underwriter to such person (i) with or prior to the written confirmation of the sale involved or (ii) as soon as available after such written confirmation (if it is made available to the Underwriters prior to settlement of such sale).

           (b) The Company agrees to indemnify the Trust against any and all losses, claims, damages or liabilities that may become due from the Trust under Section 9(a) hereof.

           (c) Each Underwriter shall indemnify, defend and hold harmless the Offerors, its directors and officers and each person who controls the foregoing within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any action, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as amended or supplemented, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or upon any untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus (if used prior to the date the Prospectus is filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b)) or in the Prospectus, as amended or supplemented, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case, if, but only if, such statement or omission was made in reliance upon and in conformity with information furnished herein or in writing to the Offerors by any Underwriter specifically for use in connection with the preparation of the Registration Statement, the Basic Prospectus (if used prior to the date the Prospectus is filed with or transmitted for filing to the Commission pursuant to Rule 424(b)) or the Prospectus, or any amendment or supplement thereto.

           (d) In case any action shall be brought, based upon the Registration Statement, the Basic Prospectus or the Prospectus (including amendments or supplements thereto), against any party in respect of which indemnity may be sought pursuant to any of the preceding paragraphs, such party (hereinafter called the indemnified party) shall promptly notify the party or parties against whom indemnity shall be sought hereunder (hereinafter called the indemnifying party) in writing, and the indemnifying party shall have the right to participate at its own expense in the defense or, if it so elects, to assume (in conjunction with any other indemnifying party) the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses. If the indemnifying party shall elect not to assume the defense of any such action, the indemnifying party shall reimburse the indemnified party for the reasonable fees and expenses of any counsel retained by such indemnified party. Such indemnified party shall have the right to employ separate counsel in any such action in which the defense has been assumed by the indemnifying party and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel has been specifically authorized by the indemnifying party or (ii) the named parties to any such action (including any impleaded parties) include each of such indemnified party and the indemnifying party and such indemnified party shall have been advised by such counsel that a conflict of interest between the indemnifying party and such indemnified party may arise and for this reason it is not desirable for the same counsel to represent both the indemnifying party and the indemnified party (it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for such indemnified party (plus any local counsel retained by such indemnified party in its reasonable judgment). The indemnified party shall be reimbursed for all such fees and expenses as they are incurred. The indemnifying party shall not be liable for any settlement of any such action effected without its consent, but if any such action is settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity has or could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party and any person controlling any indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

            (e)    If  the  indemnification  provided  for  under
subsections (a), (b), (c) or (d) in this Section 9 is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Offerors and the Underwriters from the offering of the Preferred Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Offerors on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Offerors on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (after deducting underwriting discounts and commissions but before deducting expenses) to the Offerors bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Offerors on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Offerors or by any of the Underwriters and such parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

           The Offerors and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section  9(e) were determined by pro rata allocation  or  by  any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable to an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Preferred Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9(e) are several in proportion to their respective underwriting obligations and not joint.


           SECTION 10. Survival of Certain Representations and Obligations. Any other provision of this Underwriting Agreement to the contrary notwithstanding, (a) the indemnity and contribution agreements contained in Section 9 of, and the representations and warranties and other agreements of the Offerors contained in, this Underwriting Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or by or on behalf of the Offerors or its directors or officers, or any of the other persons referred to in Section 9 hereof and (ii) acceptance of and payment for the Preferred Securities and (b) the indemnity and contribution agreements contained in Section 9 shall remain operative and in full force and effect regardless of any termination of this Underwriting Agreement.


            SECTION  11.   Default  of  Underwriters.    If   any
Underwriter shall fail or refuse (otherwise than for some reason sufficient to justify, in accordance with the terms hereof, the cancellation or termination of its obligations hereunder) to purchase and pay for the Preferred Securities that it has agreed to purchase and pay for hereunder, and the aggregate amount of Preferred Securities that such defaulting Underwriter agreed but failed or refused to purchase is not more than one-tenth of the aggregate amount of the Preferred Securities, the other Underwriters shall be obligated to purchase the Preferred Securities that such defaulting Underwriter agreed but failed or refused to purchase; provided that in no event shall the amount of Preferred Securities that any Underwriter has agreed to purchase pursuant to Schedule I hereof be increased pursuant to this Section 11 by an amount in excess of one-ninth of such amount of Preferred Securities without written consent of such Underwriter. If any Underwriter shall fail or refuse to purchase Preferred Securities and the aggregate amount of Preferred Securities with respect to which such default occurs is more than one-tenth of the aggregate amount of the Preferred Securities, the Offerors shall have the right (a) to require the non-defaulting Underwriters to purchase and pay for the respective aggregate amount of Preferred Securities that it had severally agreed  to  purchase hereunder, and, in addition,  the  aggregate amount of Preferred Securities that the defaulting Underwriter shall have so failed to purchase up to an aggregate amount thereof equal to one-ninth of the respective aggregate amount of Preferred Securities that such non-defaulting Underwriters have otherwise agreed to purchase hereunder, and/or (b) to procure one or more others, members of the NASD (or, if not members of the NASD, who are foreign banks, dealers or institutions not registered under the Exchange Act and who agree in making sales to comply with the NASD's Rules of Fair Practice), to purchase, upon the terms herein set forth, the aggregate amount of Preferred Securities that such defaulting Underwriter had agreed to purchase, or that portion thereof that the remaining Underwriters shall not be obligated to purchase pursuant to the foregoing clause (a). In the event the Offerors shall exercise its rights under clause (a) and/or (b) above, the Offerors shall give written notice thereof to the Representatives within 24 hours (excluding any Saturday, Sunday, or legal holiday) of the time when the Offerors learn of the failure or refusal of any Underwriter to purchase and pay for its respective aggregate amount of Preferred Securities, and thereupon the Closing Date shall be postponed for such period, not exceeding three business days, as the Offerors shall determine. In the event the Offerors shall be entitled to but shall not elect (within the time period specified above) to exercise its rights under clause (a) and/or
(b), the Offerors shall be deemed to have elected to terminate this Underwriting Agreement. In the absence of such election by the Offerors, this Underwriting Agreement will, unless otherwise agreed by the Offerors and the non-defaulting Underwriters, terminate without liability on the part of any non-defaulting party except as otherwise provided in paragraph (g) of Section 6 and in Section 10. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of its default under this Underwriting Agreement.


           SECTION 12. Termination. This Underwriting Agreement shall be subject to termination by notice given by written notice from the Representatives to the Offerors if (a) after the execution and delivery of this Underwriting Agreement and prior to the Closing Date (i) trading of the Preferred Securities or trading in securities generally shall have been suspended on the NYSE by The New York Stock Exchange, Inc., the Commission or other governmental authority, (ii) minimum or maximum ranges for prices shall have been generally established on the NYSE by The New York Stock Exchange, Inc., the Commission or other governmental authority, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or any calamity or crisis that, in the judgment of the Representatives, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event singly or together with any other such event makes it, in the reasonable judgment of the Representatives, impracticable to market the Preferred Securities. This Underwriting Agreement shall also be subject to termination, upon notice by the Representatives as provided above, if, in the judgment of the Representatives, the subject matter of any amendment or supplement (prepared by the Offerors) to the Prospectus (except for information relating solely to the manner of public offering of the Preferred Securities, to the activity of the Underwriters or to the terms of any series of securities of the Offerors other than the Preferred Securities) filed or issued after the effectiveness of this Underwriting Agreement by the Offerors shall have materially impaired the marketability of the Preferred Securities. Any termination hereof, pursuant to this Section 12, shall be without liability of any party to any other party, except as otherwise provided in paragraph (g) of Section 6 and in Section 10.


          SECTION 13. Miscellaneous. THIS UNDERWRITING AGREEMENT SHALL BE A NEW YORK CONTRACT AND ITS VALIDITY AND INTERPRETATION SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Underwriting Agreement shall become effective when a fully executed copy thereof is delivered to the Offerors and to the Representatives. This Underwriting Agreement may be executed in any number of separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, taken together, shall constitute but one and the same agreement. This Underwriting Agreement shall inure to the benefit  of  each  of  the Offerors, the Underwriters  and,  with respect to the provisions of Section 9, each director, officer and other persons referred to in Section 9, and their respective successors. Should any part of this Underwriting Agreement for any reason be declared invalid, such declaration shall not affect the validity of any remaining portion, which remaining portion shall remain in full force and effect as if this Underwriting Agreement had been executed with the invalid portion thereof eliminated. Nothing herein is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of any provision in this Underwriting Agreement. The term "successor" as used in this Underwriting Agreement shall not include any purchaser, as such purchaser, of any Preferred Securities from the Underwriters.


           SECTION 14. Notices. All communications hereunder shall be in writing and, if to the Underwriters, shall be mailed or delivered to Goldman, Sachs & Co. at the address set forth at the beginning of this Underwriting Agreement (to the attention of its General Counsel) or, if to the Offerors, shall be mailed or delivered to it at 639 Loyola Avenue, New Orleans, Louisiana 70113, Attention: Treasurer, or, if to Entergy Services, Inc., shall be mailed or delivered to it at 639 Loyola Avenue, New Orleans, Louisiana 70113, Attention: Treasurer.

                              Very truly yours,

                              Entergy Louisiana, Inc.



                              By:
                                  Name:
                                  Title:


                              Entergy Louisiana Capital I



                              By:
                                  Title:



                              By:
                                  Title:


Accepted as of the date first above written:

Goldman, Sachs & Co.
[Representatives]


By: Goldman, Sachs & Co.




         (Goldman, Sachs & Co.)

As Representatives of the other several
Underwriters named in Schedule I hereto

                           SCHEDULE I


                  Entergy Louisiana Capital I
___% Cumulative Quarterly Income Preferred Securities, Series A


Name                                              Amount








Total                                        ________________

                                                        EXHIBIT A


             [Letterhead of Entergy Services, Inc.]


                                     ________ __, _____

Goldman, Sachs & Co.
[Representatives]

As Representatives of the several
Underwriters named in Schedule I to
the Underwriting Agreement referred
to below (the "Underwriters")

c/o Goldman, Sachs & Co.
    85 Broad Street
    New York, NY  10004

Ladies and Gentlemen:

           I, together with Reid & Priest LLP, of New York, New York, and Richards, Layton & Finger, Wilmington, Delaware, have acted as counsel for Entergy Louisiana, Inc. (the "Company") and Entergy Louisiana Capital I, a statutory business trust organized under the laws of the State of Delaware (the "Trust"), in connection with the issuance and sale to the several Underwriters pursuant to the Underwriting Agreement, effective ________ __, ____ (the "Underwriting Agreement"), among the Company, the Trust and you, as the Representatives of the several Underwriters, of
an   aggregate  of               %  Cumulative  Quarterly  Income
Preferred Securities, Series A (liquidation preference $25 per preferred security) of the Trust (the "Preferred Securities"). This opinion is rendered to you at the request of the Company and the Trust. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

            In  my  capacity  as  such  counsel,  I  have  either
participated in the preparation of or have examined and am familiar with: (a) the Company's Restated Articles of Incorporation and By-Laws, each as amended; (b) the Underwriting Agreement; (c) the Indenture; (d) the Trust Agreement; (e) the Guarantee Agreement; (f) the Guarantee; (g) the Expense Agreement; (h) the Registration Statement and Prospectus filed under the Securities Act; (i) the records of various corporate proceedings relating to the authorization, issuance and sale of the Company Securities and the execution and delivery by the Company of the Indenture, the Underwriting Agreement, the Trust Agreement, the Expense Agreement and the Guarantee Agreement; and
(j) the proceedings before and the order entered by the Commission under the 1935 Act relating to the issuance and sale of the Securities. I have also examined or caused to be examined such other documents and have satisfied myself as to such other matters as I have deemed necessary in order to render this opinion. I have not examined the Debentures, except a specimen
thereof,   and   I  have  relied  upon  a  certificate   of   the
Corresponding Debenture Trustee as to the authentication and delivery thereof.

           In my examination, I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals, the legal capacity of natural persons and the conformity with the originals of all documents submitted to me as copies. In making my examination of documents and instruments executed or to be executed by persons other than the Company and the Trust, I have assumed that each such other person had the requisite power and authority to enter into and perform fully its obligations thereunder, the due authorization by each such other person for the execution, delivery and performance thereof by such person, and the due execution and delivery by or on behalf of such person of each such document and instrument. In the case of any such other person that is not a natural person, I have also assumed, insofar as it is relevant to the opinions set forth below, that each such other person is duly organized, validly existing and in good standing under the laws of the jurisdiction in which such other person was created, and is duly qualified and in good standing in each other jurisdiction where the failure to be so qualified could reasonably be expected to have a material effect upon the ability of such other person to execute, deliver and/or perform such other person's obligations under any such document or instrument. I have further assumed that each document, instrument, agreement, record and certificate reviewed by me for purposes of rendering the opinions expressed below has not been amended by oral agreement, conduct or course of dealing of the parties thereto, although I have no knowledge of any facts or circumstances that could give rise to such amendment.

           As to questions of fact material to the opinions expressed herein, I have relied upon certificates and representations of officers of the Company and the Trust (including but not limited to those contained in the Underwriting Agreement, the Indenture, the Trust Agreement, the Expense Agreement, the Guarantee Agreement and the Guarantee and
certificates delivered at the closing of the sale of the Preferred Securities) and appropriate public officials without independent verification of such matters except as otherwise described herein.

           Whenever my opinions herein with respect to the existence or absence of facts are stated to be to my knowledge or awareness, I intend to signify that no information has come to my attention or the attention of any other attorneys acting for or on behalf of the Company or the Trust or any of its affiliates that have participated in the negotiation of the transactions contemplated by the Underwriting Agreement, the Indenture, the Trust Agreement, the Expense Agreement, the Guarantee Agreement and the Guarantee, in the preparation of the Registration Statement and the Prospectus or in the preparation of this opinion letter that would give me, or them, actual knowledge that would contradict such opinions. However, except to the extent necessary in order to give the opinions hereinafter expressed, neither I nor they have undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to knowledge of the existence or absence of such facts (except to the extent necessary in order to give the opinions hereinafter expressed) should be assumed.

           Subject to the foregoing and to the further exceptions and qualifications set forth below, I am of the opinion that:

          (1) The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of Louisiana, has due corporate power and authority to conduct the business that it is described as conducting in the Prospectus, to own and operate the properties owned and operated by it in such business, to issue the Company Securities, to enter into and perform its obligations under the Underwriting Agreement, the Trust Agreement, the Indenture, the Expense Agreement, the Guarantee Agreement and the Company Securities, to purchase, own, and hold the Common Securities issued by the Trust and to consummate the transactions therein contemplated, and is duly qualified to conduct such business in the State of Louisiana.

           (2) The statements made in the Prospectus under the captions "Risk Factors", "Entergy Louisiana Capital I", "Certain Terms of the Series A Preferred Securities", "Certain Terms of the Series A Debentures", "The Issuers", "Description of Junior Subordinated Debentures", "Description of Preferred Securities", "Description of Guarantees", "Description of Corresponding Junior Subordinated Debentures" and "Relationship Among the Preferred Securities, the Corresponding Junior Subordinated Debentures and the Guarantees" insofar as they purport to constitute summaries of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

            (3) The Debentures have been duly and validly authorized by all necessary corporate action on the part of the
Company, and are legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors' rights and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law), and are entitled to the benefits provided by the Indenture.

          (4) The Indenture has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company, is a legal, valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors' rights and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law), and is qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been instituted or, to my knowledge, threatened by the Commission.

           (5) The Guarantee Agreement has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company, is a legal, valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors' rights and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law), and is qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been instituted or, to my knowledge, threatened by the Commission.

           (6) The Underwriting Agreement, the Trust Agreement and the Expense Agreement have been duly authorized, executed and delivered by the Company.

           (7)   The Trust Agreement is duly qualified under  the
Trust   Indenture  Act,  and  no  proceedings  to  suspend   such
qualification   have  been  instituted  or,  to   my   knowledge,
threatened by the Commission.

           (8)   The  issuance  and sale by the  Company  of  the
Debentures, the execution, delivery and performance by the Company of the Indenture, the Underwriting Agreement, the Trust Agreement, the Expense Agreement, the Guarantee Agreement and the Guarantee (a) will not violate any provision of the Company's Restated Articles of Incorporation or By-laws, as amended, (b) will not violate any provisions of, or constitute a default under,  or  result  in the creation or imposition  of  any  lien, charge  or  encumbrance on or security interest  in  any  of  the assets of the Company pursuant to the provisions of, any mortgage, indenture, contract, agreement or other undertaking known to me (having made due inquiry with respect thereto) to which the Company is a party or which purports to be binding upon the Company or upon any of its assets, and (c) will not violate any provision of any law or regulation applicable to the Company or, to the best of my knowledge (having made due inquiry with respect thereto), any provision of any order, writ, judgment or decree of any governmental instrumentality applicable to the Company (except that various consents of, and filings with, governmental authorities may be required to be obtained or made, as the case may be, in connection or compliance with the provisions of the securities or blue-sky laws of any jurisdiction).

           (9) Except as to the financial statements and other financial or statistical data included or incorporated by reference therein, upon which I do not pass, the Registration Statement, at the time it became effective, and the Prospectus, at the time it was filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b) complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the Form T-1s, upon which I do not pass) the Trust Indenture Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and, with respect to the documents or portions thereof filed with the Commission pursuant to the Exchange Act, and incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, such documents or portions thereof, on the date they were first filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; the Registration Statement has become, and on the date hereof is, effective under the Securities Act, and, to the best of my knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under Section 8(d) of the Securities Act.

           (10) An appropriate order has been entered by the Commission under the 1935 Act authorizing the issuance and sale of the Securities; to the best of my knowledge, said order is in full force and effect; no further approval, authorization, consent or other order of any governmental body (other than orders of the Commission under the Securities Act and the Exchange Act, which have been duly obtained, or in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction) is legally required to permit the issuance and sale of the Securities; and no further approval, authorization, consent or other order of any governmental body is legally required to permit the performance by the Trust of its obligations with respect to the Preferred Securities, or by the Company of its obligations with respect to the Debentures or the Guarantee or under the Indenture, the Underwriting Agreement, the Trust Agreement, the Expense Agreement or the Guarantee Agreement.

            (11)   All  of  the  issued  and  outstanding  Common
Securities of the Trust are owned of record by the Company.

           In connection with the preparation by the Company and the Trust of the Registration Statement and the Prospectus, I have had discussions with certain of the officers and representatives of the Company and the Trust, with other counsel for the Company and the Trust, and with the independent certified public accountants of the Company who examined certain of the financial statements included or incorporated by reference in the Registration Statement. My examination of the Registration Statement and the Prospectus and such discussions did not disclose to me any information which gives me reason to believe that the Registration Statement, at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time first filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b) and at the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. I do not express any opinion or belief as to the financial statements or other financial or statistical data included or incorporated by reference in the Registration Statement or the Prospectus, as to the Form T-1s or as to the information contained in the Prospectus under the captions "Description of the Preferred
Securities -- Book-entry Issuance" and "Certain United States Federal Income Tax Considerations."

           I have examined the portions of the information contained in the Registration Statement that are stated therein to have been made on my authority, and I believe such information to be correct. I have examined the opinions of even date herewith rendered to you by Reid & Priest LLP and Winthrop, Stimson, Putnam & Roberts, and concur in the conclusions expressed therein insofar as they involve questions of Louisiana law.

           I am a member of the Louisiana Bar and do not hold myself out as an expert on the laws of any other state. As to all matters of New York law, I have relied, with your approval, upon the opinion of even date herewith addressed to you by Reid & Priest LLP of New York, New York.

           The opinion set forth above is solely for the benefit of the addressees of this letter in connection with the Underwriting Agreement and the transactions contemplated thereunder and it may not be relied upon in any manner by any other person or for any other purpose, without my prior written consent, except that Reid & Priest LLP and Winthrop, Stimson, Putnam & Roberts may rely on this opinion as to all matters of
Louisiana law in rendering their opinions required to be delivered under the Underwriting Agreement.


                              Very truly yours,

                                                  EXHIBIT B


               [Letterhead of Reid & Priest LLP]


                                             ___________ __, ____

Goldman, Sachs & Co.
[Representatives]


As Representatives of the several
Underwriters named in Schedule I to
the Underwriting Agreement referred
to below (the "Underwriters")

c/o  Goldman, Sachs & Co.
     85 Broad Street
     New York, New York 10004

Ladies and Gentlemen:

           We, together with Denise C. Redmann, Esq., Senior Counsel--Corporate and Securities of Entergy Services, Inc., and Richards, Layton & Finger, Wilmington, Delaware, have acted as counsel for Entergy Louisiana, Inc. (the "Company") and Entergy Louisiana Capital I, a statutory business trust organized under the laws of the State of Delaware (the "Trust"), in connection with the issuance and sale to the several Underwriters pursuant to the Underwriting Agreement, effective ________ __, ____ (the "Underwriting Agreement"), among the Company, the Trust and you, as Representatives of the several Underwriters, of an aggregate of ____________ % Cumulative Quarterly Income Preferred Securities, Series A (liquidation preference $25 per preferred security) of the Trust (the "Preferred Securities"). This opinion is rendered to you at the request of the Company. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

           In our capacity as such counsel, we have either participated in the preparation of or have examined and are familiar with: (a) the Company's Restated Articles of Incorporation and By-Laws, each as amended; (b) the Underwriting Agreement; (c) the Indenture; (d) the Trust Agreement; (e) the Guarantee Agreement; (f) the Guarantee; (g) the Expense Agreement; (h) the Registration Statement and Prospectus filed under the Securities Act; (i) the records of various corporate proceedings relating to the authorization, issuance and sale of the Company Securities and the execution and delivery by the Company of the Indenture, the Underwriting Agreement, the Trust Agreement, the Expense Agreement and the Guarantee Agreement; and
(i) the proceedings before and the order entered by the Commission under the 1935 Act relating to the issuance and sale of the Securities. We have also examined or caused to be examined such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to the originals of the documents submitted to us as certified or photostatic copies. We have not examined the Debentures, except a specimen thereof, and we have relied upon a certificate of the
Corresponding Debenture Trustee as to the authentication and delivery thereof.

           Subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

          (1) The Indenture has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company, is a legal, valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors' rights and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law), and is duly qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been instituted or, to our knowledge, threatened by the Commission.

            (2) The Debentures have been duly and validly authorized by all necessary corporate action on the part of the
Company, and are legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors' rights and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law), and are entitled to the benefits provided by the Indenture.

           (3) The Guarantee Agreement has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company, is a legal, valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors' rights and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law), and is duly qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been instituted or, to our knowledge, threatened by the Commission.

           (4) The Expense Agreement has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company and is a legal, valid and binding instrument of the
Company enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors' rights and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law).

           (5)   The Trust Agreement is duly qualified under  the
Trust   Indenture  Act,  and  no  proceedings  to  suspend   such
qualification   have  been  instituted  or,  to  our   knowledge,
threatened by the Commission.

           (6) The statements made in the Prospectus under the captions "Risk Factors", "Entergy Louisiana Capital I", "Certain Terms of the Series A Preferred Securities", "Certain Terms of the Series A Debentures", "The Issuers", "Description of Junior Subordinated Debentures", "Description of Preferred Securities", "Description of Guarantees", "Description of Corresponding Junior Subordinated Debentures" and "Relationship Among the Preferred Securities, the Corresponding Junior Subordinated Debentures and the Guarantees" insofar as they purport to constitute summaries of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

           (7) The statements made in the Prospectus under the caption "Certain United States Federal Income Tax Considerations" constitute a fair and accurate summary of the matters addressed therein, based upon current law and the assumptions stated or referred to therein.

           (8) The Trust is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (9) Except in each case as to the financial statements and other financial or statistical data included or incorporated by reference therein, upon which we do not pass, the Registration Statement, at the time it became effective, and the Prospectus, at the time it was filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b) complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the Form T-1s, upon which we do not pass) the Trust Indenture Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and, with respect to the documents or portions thereof filed with the Commission pursuant to the Exchange Act, and incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, such documents or portions thereof, on the date they were first filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; the Registration Statement has become, and on the date hereof is, effective under the Securities Act and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under Section 8(d) of the Securities Act.

           (10) An appropriate order has been entered by the Commission under the 1935 Act authorizing the issuance and sale of the Securities; to the best of our knowledge, said order is in full force and effect; no further approval, authorization, consent or other order of any governmental body (other than orders of the Commission under the Securities Act and the Exchange Act, which have been duly obtained, or in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction) is legally required to permit the issuance and sale of the Securities; and no further approval, authorization, consent or other order of any governmental body is legally required to permit the performance by the Trust of its obligations with respect to the Preferred Securities, or by the Company of its obligations with respect to the Company Securities or under the Indenture, the Underwriting Agreement, the Trust Agreement, the Expense Agreement or the Guarantee Agreement.

          In passing upon the forms of the Registration Statement and the Prospectus, we necessarily assume the correctness, completeness and fairness of the statements made by the Company and the Trust and information included or incorporated by reference in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraphs (6) and
(7) above. In connection with the preparation by the Company and the Trust of the Registration Statement and the Prospectus, we have had discussions with certain officers and representatives of the Company and the Trust, with other counsel for the Company and the Trust, and with the independent certified public accountants of the Company who examined certain of the financial statements included or incorporated by reference in the Registration Statement. Our examination of the Registration Statement and the Prospectus and such discussions did not disclose to us any information which gives us reason to believe that the
Registration Statement, at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time first filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b) and at the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to the financial statements or other financial or statistical data included or incorporated by reference in the Registration Statement or the Prospectus, as to the Form T-1s or as to the information contained in the Prospectus under the captions "Description of the Preferred Securities -- Book-entry Issuance."

           We have examined the portions of the information contained in the Registration Statement that are stated therein to have been made on our authority, and we believe such information to be correct. We are members of the New York Bar and do not hold ourselves out as experts on the laws of any other state. As to all matters of Louisiana law, we have, with your consent, relied upon the opinion of even date herewith of Denise
C. Redmann, Esq., Senior Counsel--Corporate and Securities of Entergy Services, Inc., counsel for the Company. We have not examined into and are not passing upon matters relating to the incorporation of the Company.

           The opinion set forth above is solely for the benefit of the addressees of this letter in connection with the Underwriting Agreement and the transactions contemplated thereunder and it may not be relied upon in any manner by any other person or for any other purpose, without our prior written consent, except that Denise C. Redmann, Esq., Senior Counsel-- Corporate and Securities of Entergy Services, Inc. may rely on this opinion as to all matters of New York law in rendering her opinion required to be delivered under the Underwriting Agreement.

                              Very truly yours,



                              REID & PRIEST LLP

                                                        EXHIBIT C


           [Letterhead of Richards, Layton & Finger]


                                             ___________ __, ____


Goldman, Sachs & Co.
[Representatives]


As Representatives of the several
Underwriters named in Schedule I
to the Underwriting Agreement
referred to below (the "Underwriters")

c/o Goldman, Sachs & Co.
    85 Broad Street
    New York, New York  10004

Ladies and Gentlemen:

           We have acted as special Delaware counsel for Entergy Louisiana, Inc., a Louisiana corporation (the "Company"), and Entergy Louisiana Capital I, a Delaware business trust (the "Trust"), in connection with the matters set forth herein. We are furnishing this opinion to you at the request of the Company and the Trust.

           For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of executed and conformed counterparts, or copies otherwise proved to our satisfaction, of the following:

           (a)   The  Certificate of Trust of  the  Trust,  dated
_______ __, ____ (the "Certificate"), as filed in the office of the Secretary of State of the State of Delaware (the "Secretary of State") on ____________ __, ____;

           (b) The Trust Agreement of the Trust, dated as of ________ __, ____ between the Company and the trustees of the Trust named therein;

           (c) The Amended and Restated Trust Agreement of the Trust, dated as of ________ __, ____, between the trustees of the Trust named therein, the Company and the holders, from time to time, of undivided beneficial interests in the assets of the Trust (including the Certificate Evidencing Common Securities of the Trust attached as Exhibit B thereto and the Certificate Evidencing Preferred Securities of the Trust attached as Exhibit D thereto) (collectively, the "Trust Agreement");

           (d)  The Underwriting Agreement, dated __________  __,
____ (the "Underwriting Agreement"), among the Trust, the Company and you, as Representatives of the several Underwriters named in
Schedule I thereto;

           (e) The Prospectus, dated _______ __, ____ (the "Prospectus") and the Prospectus Supplement, dated ________ __, ____ (the "Prospectus Supplement"), relating to the ____% Cumulative Quarterly Income Preferred Securities, Series A of the Trust representing preferred undivided beneficial interests in the assets of the Trust (each, a "Preferred Security" and collectively, the "Preferred Securities"); and

           (f) A Certificate of Good Standing for the Trust, dated _________ __, ____, obtained from the Secretary of State.

          Capitalized terms used herein and not otherwise defined are used as defined in the Trust Agreement.

           For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (f) above. In particular, we have not reviewed any document (other than the documents listed in paragraph (a) through (f) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein.
We have conducted no independent factual investigation of our own, but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

           With respect to all documents examined by us, we have assumed (i) the authenticity of all documents submitted to us as authentic originals, (ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

           For purposes of this opinion, we have assumed (i) that the Trust Agreement constitutes the entire agreement among the parties thereto with respect to the subject matter thereof, including with respect to the creation, operation and termination of the Trust, and that the Trust Agreement and the Certificate are in full force and effect and have not been amended, (ii) except to the extent provided in paragraph (1) below, the due organization or due formation, as the case may be, and valid existence in good standing of each party to the documents examined by us under the laws of the jurisdiction governing its organization or formation, (iii) the legal capacity of natural persons who are parties to the documents examined by us, (iv) except to the extent provided in paragraph (2) below, that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (v) except to the extent provided in paragraph (9) below, the due authorization, execution and delivery by all parties thereto of all documents examined by us,
(vi) the receipt by each Person to whom a Preferred Security is to be issued by the Trust (each, a "Preferred Security Holder" and collectively, the "Preferred Security Holders") of a Preferred Securities Certificate for the Preferred Security and the payment for the Preferred Security acquired by it, in accordance with the Trust Agreement, the Prospectus and the Prospectus Supplement, (vii) the receipt by each Person to whom a ____% Common Security of the Trust representing common undivided beneficial interests in the assets of the Trust (each, a "Common Security" and collectively, the "Common Securities") is to be issued by the Trust of a Common Securities Certificate for the Common Security and the payment for the Common Security acquired by it, in accordance with the Trust Agreement, the Prospectus and the Prospectus Supplement, and (viii) that the Preferred Securities and the Common Securities are issued and sold in accordance  with  the  Trust Agreement, the  Prospectus  and  the
Prospectus   Supplement.   We  have  not  participated   in   the
preparation of the Prospectus or the Prospectus Supplement and assume no responsibility for their contents.

           This opinion is limited to the laws of the State of Delaware (including the securities laws of the State of Delaware), and we have not considered and expound no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder which are currently in effect.

           Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

           (1) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, and all filings required as of the date hereof under the Delaware Business Trust Act with respect to the creation and valid existence of the Trust as a business trust have been made.

           (2) Under the Trust Agreement and the Delaware Business Trust Act, the Trust has the trust power and authority
(i) to own property and to conduct its business, all as described in the Prospectus and the Prospectus Supplement, (ii) to issue and sell Preferred Securities and Common Securities in accordance with the Trust Agreement, the Prospectus and the Prospectus Supplement, and (iii) to execute and deliver, and to perform its obligations under, the Underwriting Agreement, the Preferred Securities and the Common Securities, and to consummate the transactions contemplated therein.

           (3) Assuming that the Trust Agreement has been duly authorized, executed and delivered by the parties thereto, the Trust Agreement constitutes a valid and binding obligation of each of the Company and the Administrative Trustees, and is enforceable against the Company and each of the Administrative Trustees, in accordance with its terms.

          (4) The Common Securities have been duly authorized by the Trust Agreement and are validly issued common undivided beneficial interests in the assets of the Trust and entitled to the benefits of the Trust Agreement.

          (5) The Preferred Securities have been duly authorized by the Trust Agreement and are validly issued and, subject to the qualifications set forth in paragraph (6) below, fully paid and nonassessable preferred undivided beneficial interests in the assets of the Trust and entitled to the benefits of the Trust Agreement.

           (6) The Preferred Security Holders, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the Preferred Security Holders may be obligated, pursuant to the Trust Agreement, (i) to provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of Preferred Securities certificates and the issuance of replacement Preferred Securities certificates, and
(ii) to provide security or indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Trust Agreement.

           (7)   Under  the  Trust  Agreement  and  the  Delaware
Business Trust Act, the issuance of the Preferred Securities and the Common Securities is not subject to preemptive rights.

           (8) The issuance and sale by the Trust of the Preferred Securities and the Common Securities, the execution, delivery and performance by the Trust of the Underwriting Agreement, and the consummation of the transactions contemplated by the Underwriting Agreement, do not violate (a) the Certificate or the Trust Agreement, or (b) any applicable Delaware law, rule or regulation.

           (9) Under the Trust Agreement and the Delaware Business Trust Act, the issuance and sale by the Trust of the Preferred Securities and the Common Securities, the execution and delivery by the Trust of the Underwriting Agreement, and the performance by the Trust of its obligations thereunder, have been duly authorized by all necessary trust action on the part of the Trust.

           The opinion expressed in paragraph (3) above is subject, as to enforcement, to the effect upon the Trust Agreement of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

           We consent to your relying as to matters of Delaware law upon this opinion in connection with the Underwriting Agreement. We also consent to the reliance upon this opinion as to matters of Delaware law by Winthrop, Stimson, Putnam & Roberts, as if it were addressed to them, in rendering their opinion to you of even date herewith. Except as stated above, without our prior written consent, this opinion may not be relied upon by any other Person for any purpose.

                              Very truly yours,


                              RICHARDS, LAYTON & FINGER

                                                        EXHIBIT D


      [Letterhead of Winthrop, Stimson, Putnam & Roberts]


                                               _________ __, ____

Goldman, Sachs & Co.
[Representatives]

As Representatives of the several
Underwriters named in Schedule I to
the Underwriting Agreement referred
to below (the "Underwriters")

c/o Goldman, Sachs & Co.
    85 Broad Street
    New York, New York  10004

Ladies and Gentlemen:

           We  have acted as counsel for the several Underwriters
of  an  aggregate  amount  of            %  Cumulative  Quarterly
Income Preferred Securities, Series A (liquidation preference $25 per preferred security) (the "Preferred Securities"), issued by Entergy Louisiana Capital I, a statutory business trust organized under the laws of the State of Delaware (the "Trust"), pursuant to the agreement among you, as the Representatives of the several Underwriters, Entergy Louisiana, Inc., a Louisiana corporation (the "Company") and the Trust effective ________ __, ____ (the "Underwriting Agreement").

          We are members of the New York Bar and, for purposes of this opinion, do not hold ourselves out as experts on the laws of any jurisdiction other than the State of New York and the United States of America. We have, with your consent, relied upon (i) an opinion of even date herewith addressed to you of Denise C. Redmann, Esq., Senior Attorney -- Corporate and Securities of Entergy Services, Inc., counsel for the Company and the Trust, as to the matters covered in such opinion relating to Louisiana law and (ii) an opinion of even date herewith addressed to you of Richards, Layton & Finger, special Delaware counsel for the Company and the Trust, as to the matters covered in such opinion relating to Delaware law. We have reviewed said opinions and believe that they are satisfactory. We have also reviewed the opinion of Reid & Priest LLP required by Section 7(d) of the Underwriting Agreement, and we believe said opinion to be satisfactory.

           We have also examined such documents and satisfied ourselves as to such other matters as we have deemed necessary in order to enable us to express this opinion. As to various questions of fact material to this opinion, we have relied upon representations of the Company and the Trust and statements in the Registration Statement hereinafter mentioned. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to the originals of the documents submitted to us as certified or photostatic copies, and the correctness of all statements of fact contained in all such original or copied documents. We have not examined the certificates representing the Preferred Securities or the Debentures except specimens thereof, and we have relied upon a certificate of the paying agent for the Preferred Securities as to the registration of the Preferred Securities and upon a certificate of the Corresponding Debenture Trustee as to the authentication and delivery of the Debentures. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

           Subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

          (1) The Preferred Securities have been duly authorized by the Trust Agreement and are validly issued and fully paid and nonassessable preferred undivided beneficial interests in the assets of the Trust and entitled to the benefits of the Trust Agreement. The holders of the Preferred Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the holders of the Preferred Securities may be obligated, pursuant to the Trust Agreement, (i) to provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of Preferred Securities certificates and the issuance of replacement Preferred Securities certificates, and (ii) to provide security or indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Trust Agreement.

          (2) The Indenture has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company, is a legal, valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors' rights and general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law), and, to the best of our knowledge, the Indenture is duly qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been instituted or threatened by the Commission.

           (3) The statements made in the Prospectus under the captions "Certain Terms of the Series A Preferred Securities", "Certain Terms of the Series A Debentures", "Description of Junior Subordinated Debentures", "Description of Preferred Securities", "Description of Guarantees", "Description of Corresponding Junior Subordinated Debentures" and "Relationship Among the Preferred Securities, the Corresponding Junior Subordinated Debentures and the Guarantees" insofar as they purport to constitute summaries of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

            (4) The Debentures have been duly and validly authorized by all necessary corporate action on the part of the
Company, and are legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors' rights and general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law), and are entitled to the benefits provided by the Indenture.

           (5) The Guarantee Agreement has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company, is a legal, valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting creditors' rights and general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law), and, to the best of our knowledge, the Guarantee Agreement is duly qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been instituted or threatened by the Commission.

            (6)    The  Underwriting  Agreement  has  been   duly
authorized, executed and delivered by the Company.

           (7) An appropriate order has been issued by the Commission under the 1935 Act authorizing the issuance and sale of the Securities, and to the best of our knowledge, such order is in full force and effect; and no further approval, authorization, consent or other order of any governmental body (other than orders of the Commission under the Securities Act and the Exchange Act, which have been duly obtained, or in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction) is legally required to permit the issuance and sale of the Securities.

          (8) Except in each case as to the financial statements and other financial or statistical data included or incorporated by reference therein, upon which we do not pass, the Registration Statement, at the time it became effective, and the Prospectus, at the time it was filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b) complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the Form T-1s, upon which we do not pass) the Trust Indenture Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and, with respect to the documents or portions thereof filed with the Commission pursuant to the Exchange Act, and incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, such documents or portions thereof, on the date they were first filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; to the best of our knowledge, the Registration Statement has become, and on the date hereof is, effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under Section 8(d) of the Securities Act.

           In passing upon the form of the Registration Statement and the form of the Prospectus, we necessarily assume the correctness, completeness and fairness of statements made by the Company and the Trust and the information included or incorporated by reference in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph (3) hereof. In connection with the preparation by the Company and the Trust of the Registration Statement and the Prospectus, we had discussions with certain officers, employees and representatives of the Company, the Trust and Entergy Services Inc., with counsel for the Company and the Trust, and with your representatives. Our review of the Registration Statement and the Prospectus, and such discussions, did not disclose to us any information that gives us reason to believe that the Registration Statement, at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time first filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b) and at the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to the financial statements or other financial or statistical data included or incorporated by reference in the Registration Statement or Prospectus, as to the Form T-1s or as to the information contained in the Prospectus under the captions "Description of Preferred Securities -- Book-entry Issuance" and "Certain United States Federal Income Tax Considerations."

            This opinion is solely for the benefit of the addressees hereof in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be relied upon in any manner by any other person or for any other purpose, without our prior written consent.


                              Very truly yours,



                              WINTHROP, STIMSON, PUTNAM & ROBERTS

                                                  EXHIBIT E



           ITEMS PURSUANT TO SECTION 7(h)(iv) OF THE
          UNDERWRITING AGREEMENT FOR INCLUSION IN THE
         LETTER OF THE ACCOUNTANTS REFERRED TO THEREIN


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